UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2016

M LINE HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53265	88-0375818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 E Orangethorpe Avenue
Anaheim, CA 92806
 (Address of principal executive offices)

(714) 630-6253
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of a CEO

(a)	Appointment of a CEO

On January 7, 2016, at a Board meeting of the Company, Anthony Anish was appointed CEO of M Line Holdings, Inc.

Mr. Anish has been the COO and a Director of the Company since 2011.  His appointment is made following the resignation of Alan Greenstadt as CEO on December 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M LINE HOLDINGS, INC.

Date: January 8, 2016	By:	/s/ Anthony L. Anish
Name: Anthony L. Anish
Title: Chief Executive Officer